EXHIBIT 32.1


                           SECTION 1350 CERTIFICATION


     In connection with the Quarterly Report of Sierra Resource Group, Inc. (the "Company") on Form 10-Q/A for the quarter ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sandra
J. Andre, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 27, 2009




                                        By: /s/ SANDRA J. ANDRE
                                            ___________________________
                                                Sandra J. Andre
                                                President and
                                                Chief Executive Officer